Taxation	12 Months Ended
Mar. 31, 2026
Taxation
Taxation

6. Taxation
This note explains how our Group tax charge arises. The deferred tax section of the note also provides information on our expected future tax charges and sets out the tax assets held across the Group together with our view on whether or not the Group expects to be able to make use of these in the future.
Accounting policies
Income tax expense represents the sum of current and deferred taxes.
Current tax payable or recoverable is based on taxable profit for the year. Taxable profit differs from profit as reported in the consolidated income statement because some items of income or expense are taxable or deductible in different years or may never be taxable or deductible. The Group’s liability for current tax is calculated using tax rates and laws that have been enacted or substantively enacted by the reporting period date.
The Group recognises provisions for uncertain tax positions when the Group has a present obligation as a result of a past event and management judge that it is probable that there will be a future outflow of economic benefits from the Group to settle the obligation. Uncertain tax positions are assessed and measured on an issue-by-issue
basis within the jurisdictions that the Group operates either using management’s estimate of the most likely outcome where the issues are binary, or the expected value approach where the issues have a range of possible outcomes. The Group recognises interest on late paid taxes as part of financing costs, and, if applicable, classifies tax penalties as part of the income tax expense if the penalties are based on profits.
Deferred tax is the tax expected to be payable or recoverable in the future arising from temporary differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable profit. It is accounted for using the statement of financial position liability method. Deferred tax liabilities are generally recognised for all taxable temporary differences and deferred tax assets are recognised to the extent that it is probable that taxable temporary differences or taxable profits will be available against which deductible temporary differences can be utilised.
Such assets and liabilities are not recognised if the temporary difference arises from the initial recognition of assets and liabilities (other than in a business combination), when the transaction affects neither the accounting profit nor the taxable profit and does not give rise to equal taxable and deductible temporary differences. Deferred tax liabilities are also not recognised to the extent they arise from the initial recognition of goodwill that is not deductible for tax.
Deferred tax liabilities are recognised for taxable temporary differences arising on investments in subsidiaries and associates, and interests in joint arrangements, except where the Group is able to control the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.
The carrying amount of deferred tax assets is reviewed at each reporting period date and adjusted to reflect changes in the Group’s assessment that sufficient taxable profits will be available to allow all the recognised asset to be recovered.

Deferred tax is calculated at the tax rates that are expected to apply in the periods when the liability is settled or the asset realised, based on tax rates that have been enacted or substantively enacted by the reporting period date. The Group does not discount deferred tax balances.
Tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they either relate to income taxes levied by the same taxation authority on either the same taxable entity or on different taxable entities which intend to settle the current tax assets and liabilities on a net basis.
Tax is charged or credited to the income statement, except when it relates to items charged or credited to other comprehensive income or directly to equity, in which case the tax is recognised in other comprehensive income or in equity.

Income tax expense	2026 €m	2025 € m	2024 € m

United Kingdom corporation tax expense:

Current year	39	59	70

Adjustments in respect of prior years	6	(8)	1

	45	51	71

Overseas current tax expense/(credit):

Current year	930	997	670

Adjustments in respect of prior years	(4)	(68)	25

	926	929	695

Total current tax expense	971	980	766

Deferred tax on origination and reversal of temporary differences:

United Kingdom deferred tax	280	(91)	(36)

Overseas deferred tax	554	1,357	(680)

Total deferred tax expense/(credit)	834	1,266	(716)

Total income tax expense	1,805	2,246	50
Tax charged/(credited) directly to other comprehensive income

	2026 €m	2025 € m	2024 € m

Current tax	19	(1)	2

Deferred tax 1	393	49	(579)

Total tax charged/(credited) directly to other comprehensive income	412	48	(577)
Tax charged directly to equity

	2026 €m	2025 € m	2024 € m

Current tax	5	4	–

Deferred tax	(17)	3	4

Total tax charged directly to equity	(12)	7	4

Note:

1.	The amount in 2026 primarily derives from gains on our investment in AST SpaceMobile, Inc and on cashflow hedges.
Factors affecting the tax expense in the year
The table below explains the differences between the expected tax expense, being the aggregate of the Group’s geographical split of profits multiplied by the relevant local tax rates and the Group’s total tax expense for each year.

	2026 €m	2025 € m	2024 € m

Continuing profit/(loss) before tax as shown in the consolidated income statement	1,864	(1,478)	1,620

Profit/(loss) at weighted average statutory tax rate	439	(729)	363

Impairment loss with no tax effect 1	–	1,361	–

Disposal of Group investments 2	85	146	174

Effect of taxation of associates and joint ventures, reported within (loss)/profit before tax	105	28	23

Previously unrecognised temporary differences and losses expected to be used in the future 3	–	–	(1,021)

Previously recognised temporary differences and losses no longer expected to be used in the future 4	358	25	–

Current year temporary differences (including losses) that are not expected to be used	60	33	84

Adjustments in respect of prior year tax liabilities	37	(108)	89

Impact of tax credits and irrecoverable taxes	97	108	147

Deferred tax on unremitted earnings and outside basis	(40)	27	1

Effect of current year changes in statutory tax rates on deferred tax balances 5	305	721	(19)

Settlement of the VISPL tax cases	–	185	–

Financing costs and similar not deductible for tax purposes	105	137	214

Revaluation of assets for tax purposes in Türkiye 6	87	128	(65)

Expenses not deductible for tax purposes	167	184	60

Income tax expense	1,805	2,246	50
Notes:

1.
The amount in 2025 includes impairment charges of
€
4,350 million and
€
165 million with respect to the Group’s investments in Germany and Romania respectively, which are permanently non-deductible
for tax purposes.

2.
The amount for 2026 includes
€
38 million of tax in relation to the
€
256 million
non-deductible
liability to settle the CLAM (See Note 29 – Contingent Liabilities). The amount for 2025 includes
€
164 million of tax in relation to the 10.33% disposal of Vantage Towers, offset by a
€
109 million credit in relation to the
non-taxable
disposal of Indus Towers reduced by
€
56 million
non-deductible
settlement of MSA obligations that resulted in the release of the secondary pledge. The amount for 2024 includes
€
110 million of tax in relation to income of the continuing Group presented in Discontinued Operations,
€
37 million in relation to the disposal of
M-Pesa
Holding Company Limited and
€
30 million in relation to the Vantage Towers disposal.

3.	The amount in 2024 includes € 1,019 million of additional losses recognised in Luxembourg.

4.
The amount in 2026 relates to the
€
358 million write-down of deferred tax assets in the Group UK tax group, reflecting an update to the Group’s assessment of the recoverability of those assets (see Deferred tax note below).

5.
The amount for 2026 includes
€
305 million in relation to the phased corporate income tax rate reduction from 2027 to 2032 in Germany. The amount for 2025 includes
€
719 million in relation to a 1% corporate income tax rate reduction in Luxembourg.

6.	The amounts for 2026, 2025 and 2024 relate to inflation adjustments in Türkiye.

Deferred tax
The table below is an analysis of movements in the net deferred tax asset balance during the year.

	2026 €m	2025 € m

1 April	18,235	19,478

Foreign exchange movements	(82)	95

Charged to the income statement	(834)	(1,266)

Charged directly to OCI	(393)	(49)

Credited / (charged) directly to equity	17	(3)

Indexation of the opening balance in respect of hyperinflation in Türkiye	(9)	(18)

Arising on acquisitions and disposals	91	(2)

31 March	17,025	18,235
Deferred tax assets and liabilities, before offset of balances within countries, are as follows:

	Amount credited/ (expensed) in income statement € m	Gross deferred tax asset € m	Gross deferred tax liability € m	Less amounts unrecognised € m	Net recognised deferred tax asset/ (liability) € m

Tangible assets	20	3,574	(1,419)	(408)	1,747

Intangible assets	(655)	457	(1,097)	–	(640)

Tax losses	(137)	30,081	–	(13,302)	16,779

Treasury related items	27	525	(575)	(510)	(560)

Temporary differences relating to revenue recognition	116	74	(664)	–	(590)

Temporary differences relating to leases	10	1,678	(1,473)	–	205

Other temporary differences	(215)	589	(505)	–	84

31 March 2026	(834)	36,978	(5,733)	(14,220)	17,025
Analysed in the balance sheet, after offset of balances within countries, as:

€m

Deferred tax asset	18,068

Deferred tax liability	(1,043)

31 March 2026	17,025
At 31 March 2025, deferred tax assets and liabilities, before offset of balances within countries, were as follows:

	Amount				Net
	credited/				recognised
	(expensed)	Gross	Gross	Less	deferred tax
	in income	deferred	deferred tax	amounts	asset/
	statement	tax asset	liability	unrecognised	(liability)
	€ m	€ m	€ m	€ m	€ m

Tangible assets	(6)	2,831	(1,133)	–	1,698

Intangible assets	133	266	(1,036)	(3)	(773)

Tax losses	(1,256)	31,367	–	(13,843)	17,524

Treasury related items	(43)	583	(214)	(568)	(199)

Temporary differences relating to revenue recognition	(28)	83	(789)	–	(706)

Temporary differences relating to leases	(28)	1,537	(1,340)	–	197

Other temporary differences	(38)	716	(209)	(13)	494

31 March 2025	(1,266)	37,383	(4,721)	(14,427)	18,235
At 31 March 2025, analysed in the balance sheet, after offset of balances within countries, as:

€ m

Deferred tax asset	19,033

Deferred tax liability	(798)

31 March 2025	18,235
Factors affecting the tax charge in future years
The Group’s future tax charge, and effective tax rate, could be affected by several factors including tax reform in countries around the world, including changes arising from the OECD’s or European Commission’s work on Pillar Two global minimum tax and the taxation of the digital economy, changes arising from European Commission initiatives such as Business in Europe: Framework for Income Taxation ‘BEFIT’ or as a consequence of state aid investigations. The mix of countries in which the Group earn profits, statutory tax rates, future corporate acquisitions and disposals, any restructuring of our businesses and the resolution of open tax issues or uncertain tax positions (see below) could also affect the tax charge in future years.
The Group is routinely subject to audit by tax authorities in the territories in which it operates. The Group considers each issue on its merits and, where appropriate, holds provisions in respect of the potential tax liability that may arise. As at 31 March 2026, the Group holds provisions for such potential liabilities of
€
312
million (2025:
€
314
million). These provisions relate to multiple issues across the jurisdictions in which the Group operates.
As the tax impact of a transaction can be uncertain until a conclusion is reached with the relevant tax authority or through a legal process, the amount ultimately paid may differ materially from the amount accrued and could therefore affect the Group’s overall profitability and cash flows in future periods. See note 29 ‘Contingent liabilities and legal proceedings’ to the consolidated financial statements.

The tables below present the gross amount and expiry dates of losses available for carry forward for the year ended 31 March 2026 and the comparative year ended 31 March 2025.

	$		$		$		$

31 March 2026	Expiring within 5 years € m		Expiring beyond 5 years € m		Unlimited € m		Total € m

Losses for which a deferred tax asset is recognised		96		–		75,950		76,046

Losses for which no deferred tax is recognised		104		16,010		37,885		53,999

		200		16,010		113,835		130,045

	$		$		$		$

31 March 2025	Expiring within 5 years € m		Expiring beyond 5 years € m		Unlimited € m		Total € m

Losses for which a deferred tax asset is recognised		68		–		78,045		78,113

Losses for which no deferred tax is recognised		98		15,982		40,403		56,483

		166		15,982		118,448		134,596
The Group does not currently recognise deferred tax assets which are forecast to be used 60 years beyond the reporting period.
Deferred tax assets on losses in Luxembourg
Included in the table above are losses of
€
63,881 million (2025:
€
65,200 million) that have arisen in Luxembourg companies. A deferred tax asset of
€
15,248 million (2025:
€
15,563 million) has been recognised in respect of these losses, as the Group concluded it is probable that the Luxembourg entities will continue to generate taxable profits in the future against which the Group can utilise these losses. These tax losses principally arose from historical impairments, primarily following the acquisition of the Mannesmann Group in 2000. These losses also arose prior to the 2017 tax reform in Luxembourg and are available to carry forward indefinitely.
Losses incurred after the 2017 tax reform in Luxembourg expire after 17 years and can only be used after any pre-existing
losses on a
first-in-first-out
basis. The Luxembourg companies have
€
15,958 million (2025:
€
15,958 million) of post-2017 losses, which will fully expire in 14 years. No deferred tax asset is recognised for these post-2017 losses on the basis that they are not forecast to be used prior to the expiry of their 17-year life.
The Luxembourg companies utilised
€
1,319 million of their
pre-2017
losses in the current year, representing 2% of the recognised deferred tax asset.
The recovery of the deferred tax asset is expected to be driven by the recurring profits of the Luxembourg companies.
These recurring profits are derived from the Group’s internal financing, centralised procurement, and international roaming activities. These activities have consistently generated taxable profits of over
€
1 billion per annum throughout their existence. The Group has reviewed the latest five-year forecasts for the Luxembourg companies, including their ability and the Group’s intention to continue to generate income beyond this period.
The forecasts consider the impact of the current market conditions on the existing financing activities, including the current view of future interest rates, levels of intragroup financing, as well as the future profits generated from the procurement and roaming activities.
This assessment also included a review of the commercial structures supporting the profits generated from these activities and considered the factors, under the Group’s control, which could impact the ability of these activities to generate taxable profits. The Group has assessed that the current structure continues to be sustainable under the tax laws substantively enacted at the reporting period date and the Group’s intentions to keep these activities in Luxembourg remains unchanged.
Based on the current forecasts,
€
3,145 million (21%) (2025:
€
3,065 million, 20%) of the deferred tax asset is forecast to be used within the next 10 years, and
€
6,319 million (41%) (2025:
€
6,194 million, 40%) used within 20 years. The losses are projected to be fully utilised over the next
46-50
years (2025:
47-52
years).
The decrease in the recovery period compared to the prior year is principally a result of current year utilisation of the asset. An increase or decrease in the forecast income in Luxembourg in each year of
5%-10%
would change the period over which the losses will be fully utilised by
2-5
years either way. The Group uses different scenarios to forecast income to understand the impact that a change in interest rates or level of debt advanced by the Luxembourg companies could have on the recovery period of the losses.
Any future changes in tax law or the structure of the Group could have a significant effect on the use of the Luxembourg losses, including the period over which these losses can be utilised. On the basis that future changes in tax laws are unknown, the profit forecasts assume that existing tax laws continue.
In 2025, the Government of Luxembourg enacted a reduction in the corporate income tax rate of 1%, resulting in a
€
719 million write down of the Luxembourg deferred tax asset. This adjustment had no impact on cash tax. In 2026, the Government of Luxembourg has announced its intention to reduce the corporate income tax rate by a further 1%. If enacted, this would result in a further write down of the existing Luxembourg deferred tax asset of approximately
€
640 million, with no impact on
cash-tax
or the utilisation period.
Based on the above factors the Group concludes that it is probable that the Luxembourg companies will continue to generate taxable profits in the future against which it will use these losses.
Deferred tax assets in the UK
The merger between Vodafone UK and Three UK, which completed on 31 May 2025 resulted in the formation of two separate UK tax groups: the VodafoneThree tax group, and the Group UK tax group.
VodafoneThree
The VodafoneThree tax group has a recognised UK deferred tax asset of
€
2,067 million (2025:
€
nil due to the change in the tax groups referenced above).
This asset consists primarily of excess capital allowances available to be claimed on a reducing balance basis, relating to qualifying plant and machinery held by the Vodafone and Three UK operating companies. In assessing recoverability, the Group has reviewed the latest five-year forecasts for the VodafoneThree UK tax group which reflect the inherent risks of operating in the telecommunications sector.

For the periods beyond the five-year forecast the Group has considered the level of profits assumed in the terminal period, taking into account the expected future profitability of the two businesses, and the forecast levels of external debt.
Based on the current forecasts, the deferred tax asset is expected to be recovered over the next 46 years (2026 half-year: 30 years). The recovery period has increased compared to the 2026 half-year results, primarily due to the reduction in the rate of deductible capital allowances for plant and machinery from 18% to 14% per annum from 1 April 2026 following the November 2025 UK Budget as well as the finalisation of the purchase price allocation (including accounting policy alignment) for Three UK which resulted in revisions to forecast taxable profit at the legal entity level.
An increase or decrease in the net taxable income in the tax group in each year of approximately
5%-10%
would change the period over which the deferred tax asset will be fully utilised by
1-2
years either way.
Based on the above factors the Group concludes that it is probable that the VodafoneThree tax group will continue to generate taxable profits in the future against which it will utilise capital allowances and other deferred tax assets.
Three UK has accumulated unrecognised tax losses and capital allowances of
€
7,615 million as the Group does not consider it probable that they will be utilised. A significant portion of the losses can only be offset against Three UK’s own future taxable profits, and for the remaining losses, future taxable profits are expected to be sheltered by recognised capital allowances, which are anticipated to be claimed in priority.
Vodafone Group UK
The Vodafone ‘Group UK’ tax group has a recognised UK deferred tax asset of
€
nil million (2025:
€
2,566 million, which included Vodafone UK, now part of the VodafoneThree tax group, as described above). The Group UK tax group comprises the Group’s UK financing, holding and group service companies and holds significant tax assets, primarily arising from excess capital allowances available to be claimed on a reducing balance basis.
In assessing recoverability of deferred tax assets, the Group has reviewed the latest five-year forecasts for the Group UK tax group, which reflect the inherent risks of operating in the telecommunications sector. For periods beyond the five-year forecast, the Group has considered the level of profits assumed in the terminal period, taking into account forecast level of external debt and derivatives and expected future profitability of the business.
Based on this assessment, the Group does not consider there to be sufficient taxable profits that can be reliably forecast, beyond those arising from the reversal of existing deferred tax liabilities, to support recognition of additional deferred tax assets. This conclusion is driven primarily by the volatility of taxable income and deductible losses arising from treasury activities, where relatively small changes in the Group’s bond and derivative portfolio can result in significant movements in forecast long-term taxable profits within the Group UK tax group.
Accordingly, the Group has written down the
€
358 million net deferred tax asset in respect of fixed assets within the Group UK tax group.
€
437 million of deferred tax assets remain supported by the reversal of deferred tax liabilities. As a consequence of de-recognising
this deferred tax asset in the period, the Group has
€
1,432 million (2025: nil) of unrecognised deductible temporary differences.
In respect of both the VodafoneThree and Group UK tax group’s deferred tax assets, future changes in tax law or in the structure of the Group could have a significant impact on the availability and timing of utilisation of UK capital allowances and other deferred tax assets.
The Group has unrecognised capital tax losses of
€
29,087 million (2025:
€
29,762 million) arising in a number of Group UK entities. The variance compared to 2025 is due to foreign exchange. These losses may be carried forward indefinitely but can only be utilised against future chargeable capital gains. In assessing the recoverability of these losses, the Group has considered the expected availability of future taxable capital gains. Due to the application of the UK Substantial Shareholding Exemption, which exempts from tax the majority of gains on disposals of qualifying shareholdings, the Group does not consider it probable that sufficient taxable capital gains will arise against which these losses can be utilised. Accordingly, no deferred tax asset has been recognised in respect of the capital losses, consistent with the treatment in the prior year.
Across both UK tax groups there is an unrecognised brought forward Corporate interest restriction of
€
2,040 million (2025:
€
1,916 million), as the Group does not forecast being able to utilise this.
Deferred tax assets on losses in Germany
The Group has a recognised deferred tax asset of
€
1,441 million (2025:
€
1,950 million) in Germany in respect of losses arising primarily on the write-down of investments in Germany in 2000. The losses relate to German corporate tax and trade tax liabilities and do not expire. The Group concludes that it is probable that the German business will generate sufficient taxable profits in the future against which these losses will be utilised.
The Group has reviewed the latest five-year forecasts for the German business, which reflect the inherent risks of operating in the telecommunications sector. The Group expects to fully utilise the trade tax losses within
4-5
years, and corporate tax losses within
31-32
years.
The reduction in the deferred tax asset in the period primarily reflects the enacted change in German corporate income tax rates. On 14 July 2025, the German Government enacted a 5% reduction in the corporate income tax rate, to be implemented on a staggered basis at 1% per annum from 2028 to 2032. The enacted rate change resulted in a
€
305 million charge to remeasure the German net deferred tax assets.
Unremitted earnings
No deferred tax liability has been recognised in respect of a further
€
33,631 million (2025:
€
39,199 million) of unremitted earnings of subsidiaries because the Group is able to control the timing of the reversal of the temporary difference, and it is probable that such differences will not reverse in the foreseeable future. It is not practicable to estimate the amount of unrecognised deferred tax liabilities in respect of these unremitted earnings.
Pillar Two - Global Minimum Tax
The BEPS Pillar Two Minimum Tax legislation was enacted in July 2023 in the UK with effect from financial years commencing on or after 1 January 2024. The Group has applied the temporary exception under IAS 12 in relation to the accounting for deferred taxes arising from the implementation of the Pillar Two rules. The FY26 tax charge includes a current tax charge of
€
9 million (2025:
€
7 million) relating to Pillar 2 income taxes.